UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 23, 2026
BOXLIGHT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900
Duluth, Georgia 30097
(Address Of Principal Executive Offices) (Zip Code)
678-367-0809
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or formed address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BOXL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 23, 2026, Boxlight Corporation, a Nevada corporation (the “Company”), held its reconvened annual meeting of shareholders (the “Reconvened Annual Meeting”) for the purpose of considering its proposal to amend the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock to 55,000,000, as described in more detail in the Company’s additional definitive proxy materials filed with the Securities and Exchange Commission on June 23, 2026 and June 29, 2026.

The proposal was approved by the stockholders at the Reconvened Annual Meeting. Final voting results are set forth below.

At the Reconvened Annual Meeting, there were a total of 667,057 votes outstanding and eligible to be cast and there were shares representing a total of 324,660 votes present in person or by proxy, representing approximately 48.7% of the votes eligible to be cast. The final voting results for the matter considered and voted on by the Company’s shareholders at the Reconvened Annual Meeting is set forth in more detail below.

2. Increase Share of Class A Common Stock.

The Company’s shareholders voted to increase the number of authorized shares of Class A common stock to 55,000,000, with the final vote on the matter being reflected as follows:

For	Against	Abstain	Broker Non-Votes
254,931	69,424	305	—

On July 27, 2026, the Company filed a Certificate of Amendment to Articles with the Nevada Secretary of State (the “Certificate of Amendment”) to effectuate the increase in authorized shares of Class A Common Stock. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On July 28, 2026, the Company issued a press release announcing the results of the Reconvened Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Change, filed on July 27, 2026
99.1	Press Release, dated July 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOXLIGHT CORPORATION

Dated:	July 29, 2026
By: /s/ Ryan Zeek
Name: Ryan Zeek
Title: Chief Financial Officer